UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

Macy’s, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

*Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V89056-P48231-Z92286 MACY’S, INC. 151 WEST 34th STREET NEW YORK, NY 10001 Your Vote Counts! MACY’S, INC. 2026 Annual Meeting Vote by May 14, 2026 11:59 PM ET. For shares held in a Plan, vote by May 12, 2026 11:59 PM ET. You invested in MACY’S, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on May 15, 2026. Get informed before you vote View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 1, 2026. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* May 15, 2026 10:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/M2026

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V89057-P48231-Z92286 THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. 1. Election of Directors: 1a. Emilie Arel For 1b. Torrence N. Boone For 1c. Marie Chandoha For 1d. Robert B. Chavez For 1e. Naveen K. Chopra For 1f. Deirdre P. Connelly For 1g. Jill Granoff For 1h. Richard L. Markee For 1i. Tony Spring For 1j. Paul C. Varga For 2. Ratification of the appointment of independent registered public accounting firm. For 3. Advisory vote to approve named executive officer compensation. For 4. Approval of the amendment and restatement of the Macy’s, Inc. 2024 Equity and Incentive Compensation Plan. For NOTE: At their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment of the meeting.